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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       -----------------------------------



            Date of Report (Date of earliest event reported): 9/26/01


                                 NCO GROUP, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        Pennsylvania                      0-21639               23-2858652
--------------------------------       --------------     ----------------------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)         File Number)      Identification Number)


                             515 Pennsylvania Avenue
                       Fort Washington, Pennsylvania 19034
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (215) 793-9300
                                                          ----------------



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Item 5.  Other Events.
         ------------

On September 26, 2001, NCO Group, Inc. issued a press release that discussed the impact of the September 11th attacks and announced the authorization of a stock repurchase plan. A copy of this press release appears as Exhibits 99.1 to this Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

               (a)  Financial Statements of Businesses Acquired.

               Not Applicable.

               (b)  Pro Forma Financial Information.

               Not Applicable.

               (c)  Exhibits:

            Number                      Title
            ------                      -----

             99.1    Press Release of NCO Group, Inc. dated September 26, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NCO GROUP, INC.

                                         By:   /s/ Steven L. Winokur
                                               --------------------------
                                               Executive Vice President, Finance
                                               and Chief Financial Officer

Date:   October 1, 2001





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